Exhibit 99.2

DTC DTC.com DTC B&M y/y U.S. LAAP EMEA SG&A EPS bps direct-to-consumer DTC e-commerce DTC brick & mortar year-over-year United States Latin America and Asia Pacific Europe, Middle East and Africa selling, general & administrative earnings per share basis points “+” or “up” “-” or “down” LSD% MSD% HSD% LDD% low-20% mid-30% high-40% increased decreased low-single-digit percent mid-single-digit percent high-single-digit percent low-double-digit percent low-twenties percent mid-thirties percent high-forties percent “$##M” “$##B” c.c. M&A FX ~ H# Q# YTD in millions of U.S. dollars in billions of U.S. dollars constant-currency mergers & acquisitions foreign exchange approximately First half, second half Quarter 1, 2, 3, 4 Year-to-date

W E C O N N E C T A C T I V E P E O P L E W I T H T H E I R P A S S I O N S

• • • • •

• • • (dollars in millions, except per share amounts) Q4'24 Q4'23 Change Net Sales $1,096.6 $1,060.0 +3% Gross margin 51.1% 50.6% +50 bps SG&A percent of net sales 39.3% 38.2% +110 bps Operating income $137.3 $113.1 +21% Operating margin 12.5% 10.7% +180 bps Net income $102.6 $93.3 +10% Diluted EPS $1.80 $1.55 +16%

• • • • • • • • • • •

• • • • •

• •

• • • • •

• • • • •

• • • • • • • • • • • • • • • • • • • • •

• • • • • •

(1) Constant-currency net sales is a non-GAAP financial measure. See “References to Non-GAAP Financial Information” above for further information.

Exhibit 99.2

Columbia Sportswear Company

CFO Commentary and Financial Review

Fourth Quarter and Full Year 2024

February 4, 2025



FORWARD-LOOKING STATEMENTS

This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes.

This presentation contains forward-looking statements within the meaning of the federal securities laws regarding Columbia Sportswear Company's business opportunities and anticipated results of operations. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "might," "will," "would," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "likely," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Unless the context indicates otherwise, the terms "we," "us," "our," "the Company," and "Columbia" refer to Columbia Sportswear Company, together with its wholly owned subsidiaries and entities in which it maintains a controlling financial interest.

The Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis; however, each forward-looking statement involves a number of risks and uncertainties, including those set forth in this document, those described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors," and those that have been or may be described in other reports filed by the Company, including reports on Form 8-K. Potential risks and uncertainties that may affect our future revenues, earnings and performance and could cause the actual results of operations or financial condition of the Company to differ materially from the anticipated results expressed or implied by forward-looking statements in this document include: loss of key customer accounts; our ability to execute the ACCELERATE Growth Strategy; our ability to execute and realize costs savings related to our Profit Improvement Plan; our ability to effectively execute our business strategies, including initiatives to upgrade our business processes and information technology ("IT") systems and investments in our DTC businesses; our ability to maintain the strength and security of our IT systems; the effects of unseasonable weather, including global climate change; the seasonality of our business and timing of orders; trends affecting consumer spending, including changes in the level of consumer spending, and retail traffic patterns; unfavorable economic conditions generally; the financial health of our customers and retailer consolidation; higher than expected rates of order cancellations; changes affecting consumer demand and preferences and fashion trends; changes in international, federal or state tax, labor and other laws and regulations that affect our business, including changes in corporate tax rates, tariffs, international trade policy and geopolitical tensions, or increasing wage rates; our ability to attract and retain key personnel; risks inherent in doing business in foreign markets, including fluctuations in currency exchange rates, global credit market conditions, changes in global regulation and economic and political conditions and disease outbreaks; volatility in global production and transportation costs and capacity and timing; our ability to effectively manage our inventory and our wholesale customers' to manage their inventories; our dependence on third-party manufacturers and suppliers and our ability to source at competitive prices from them or at all; the effectiveness of our sales and marketing efforts; business disruptions and acts of terrorism, cyber-attacks or military activities around the globe; intense competition in the industry; our ability to establish and protect our intellectual property; and our ability to develop innovative products. The Company cautions that forward-looking statements are inherently less reliable than historical information.

New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake any duty to update any of the forward-looking statements after the date of this document to conform the forward-looking statements to actual results or to changes in our expectations.

REFERENCES TO NON-GAAP FINANCIAL INFORMATION

Since Columbia Sportswear Company is a global company, the comparability of its operating results reported in U.S. dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which it transacts change in value over time compared to the U.S. dollar. To supplement financial information reported in accordance with GAAP, the Company discloses constant-currency net sales information, which is a non-GAAP financial measure, to provide a framework to assess how the business performed excluding the effects of changes in the exchange rates used to translate net sales generated in foreign currencies into U.S. dollars. The Company calculates constant-currency net sales by translating net sales in foreign currencies for the current period into U.S. dollars at the average exchange rates that were in effect during the comparable period of the prior year. Management believes that this non-GAAP financial measure reflects an additional and useful way of viewing an aspect of our operations that, when viewed in conjunction with our GAAP results, provides a more comprehensive understanding of our business and operations.

Free cash flow is a non-GAAP financial measure. Free cash flow is calculated by reducing net cash flow from operating activities by capital expenditures. Management believes free cash flow provides investors with an important perspective on the cash available for shareholders and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Free cash flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures. Management uses free cash flow as a measure to assess both business performance and overall liquidity.

Non-GAAP financial measures, including constant-currency net sales and free cash flow, should be viewed in addition to, and not in lieu of or superior to, our financial measures calculated in accordance with GAAP. The Company provides a reconciliation of non-GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP in the back of this presentation in the "Appendix". The non-GAAP financial measures and constant-currency information presented may not be comparable to similarly titled measures reported by other companies.

GLOSSARY OF PRESENTATION TERMINOLOGY

DTC	direct-to-consumer	"+" or "up"	increased	"$##M"	in millions of U.S. dollars
DTC.com	DTC e-commerce	"-" or "down"	decreased	"$##B"	in billions of U.S. dollars
DTC B&M	DTC brick & mortar	LSD%	low-single-digit percent	c.c.	constant-currency
y/y	year-over-year	MSD%	mid-single-digit percent	M&A	mergers & acquisitions
U.S.	United States	HSD%	high-single-digit percent	FX	foreign exchange
LAAP	Latin America and Asia Pacific	LDD%	low-double-digit percent	~	approximately
EMEA	Europe, Middle East and Africa	low-20%	low-twenties percent	H#	First half, second half
SG&A	selling, general & administrative	mid-30%	mid-thirties percent	Q#	Quarter 1, 2, 3, 4
EPS	earnings per share	high-40%	high-forties percent	YTD	Year-to-date
bps	basis points				

Columbia Sportswear Company

WE CONNECT ACTIVE PEOPLE WITH THEIR PASSIONS

ACCELERATE PROFITABLE GROWTH

CREATE ICONIC PRODUCTS
Differentiated, Functional, Innovative

DRIVE BRAND ENGAGEMENT
Increased, Focused Demand Creation Investments

ENHANCE CONSUMER EXPERIENCES
Invest in Capabilities to Delight and Retain Consumers

AMPLIFY MARKETPLACE EXCELLENCE
Digitally-Led, Omni-Channel, Global

EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES

Through a Diverse and Inclusive Workforce









Columbia

SOREL

MOUNTAIN HARDWEAR

prAna

CAPITAL ALLOCATION PRIORITIES

Our goal is to maintain our strong balance sheet and disciplined approach to capital allocation.

Dependent upon our financial position, market conditions and our strategic priorities, our capital allocation approach includes:

INVEST IN ORGANIC GROWTH OPPORTUNITIES

TO DRIVE LONG-TERM PROFITABLE GROWTH

RETURN AT LEAST 40% OF FREE CASH FLOW TO SHAREHOLDERS

THROUGH DIVIDENDS AND SHARE REPURCHASES

OPPORTUNISTIC M&A


Columbia

Q4'24 HIGHLIGHTS

Q4'24 FINANCIAL RESULTS COMPARED TO Q4'23

Net Sales	Gross Margin	Operating Margin	Diluted EPS
$1,097M	51.1%	12.5%	$1.80
+3%	+50 bps	+180 bps	+16%

Q4'24 Highlights:

- The increase in net sales primarily reflects growth in EMEA (+24%) and LAAP (+7%), partially offset by declines in the U.S. (-1%). Canada was flat y/y.
- Operating margin expansion reflects the non-recurrence of an impairment charge related to prAna and gross margin expansion, partially offset by SG&A expense deleverage.
- Net income included a $6.4M discrete tax valuation allowance expense, which negatively impacted diluted EPS by $0.11.
- Inventories decreased 7% y/y.
- Exited the quarter with $815.5M of cash, cash equivalents and short-term investments, and no borrowings.

Q4'24 ACTUAL VS LAST YEAR

(dollars in millions, except per share amounts)

	Q4'24	Q4'23	Change
Net Sales	$1,096.6	$1,060.0	+3%
Gross margin	51.1%	50.6%	+50 bps
SG&A percent of net sales	39.3%	38.2%	+110 bps
Operating income	$137.3	$113.1	+21%
Operating margin	12.5%	10.7%	+180 bps
Net income	$102.6	$93.3	+10%
Diluted EPS	$1.80	$1.55	+16%

Commentary on Q4'24 financial results vs last year:

- Net sales increase reflected a higher proportion of Fall '24 orders shipping in Q4'24 compared to prior year, partially offset by lower Fall '24 orders. DTC was up 1% in Q4'24.
- The largest drivers of gross margin expansion included lower inventory clearance activity, partially offset by unfavorable FX hedging rates.
- SG&A was up 6% y/y, as higher incentive compensation and DTC expenses were partially offset by lower supply chain expenses.

Q4'24 REGIONAL NET SALES PERFORMANCE

Q4'24 NET SALES AND GROWTH VS. Q4'23



CANADA
0% (+1% c.c.)
$65M
U.S.
-1% (-1% c.c.)
$682M
EMEA
+24% (+21% c.c.)
$162M
LAAP
+7% (+7% c.c.)
$188M

Commentary below is based on constant currency performance.

U.S.

- **Wholesale: down LSD%,** primarily reflecting the impact of lower Fall '24 orders, partially offset by a greater proportion of Fall '24 orders shipping in Q4, compared to prior year
- **DTC: down LSD%** (DTC B&M up LSD%, DTC.com down MSD%)
- The Company had 172 stores (154 outlets, 18 branded) exiting Q4'24 vs. 161 stores (143 outlets, 18 branded) exiting Q4'23
- In addition, the Company operated 28 temporary clearance locations exiting Q4'24 vs. 34 temporary clearance locations exiting Q4'23

LAAP

- **Japan: up MSD%** (up MSD% c.c.), benefitting from strong international tourism
- **China: up high-teens%** (up mid-teens% c.c.), aided by positive outdoor category trends
- **Korea: down HSD%** (down MSD% c.c.), as retail door closures were partially offset by higher wholesale sales
- **LAAP distributor: up LDD%** primarily reflecting increased shipments of Spring '25 orders

EMEA

- **Europe-direct: up low-20%** (up high-teens% c.c.), with strong DTC growth, as well as a greater proportion of Fall '24 orders shipping in Q4'24
- **EMEA distributor: up mid-30%** primarily reflecting increased shipments of Spring '25 orders

Canada

- **0%** (+1% c.c.), with a greater proportion of Fall '24 wholesale orders shipping in Q4 compared to prior year, partially offset by DTC declines

Q4'24 NET SALES OVERVIEW

Q4'24 NET SALES AND GROWTH VS. Q4'23

CATEGORY PERFORMANCE

APPAREL, ACCESSORIES & EQUIPMENT:

↑ **+6%** (+5% c.c.)
$869M

FOOTWEAR:

↓ **-4%** (-4% c.c.)
$228M

- Columbia brand footwear growth was more than offset by a decline in SOREL

BRAND PERFORMANCE

Columbia

↑ **+6%** (+6% c.c.)
$946M

SOREL

↓ **-16%** (-16% c.c.)
$98M

prAna

↓ **-2%** (-2% c.c.)
$22M

MOUNTAIN HARDWEAR

↑ **+5%** (+5% c.c.)
$31M

- Columbia growth reflects strength internationally, partially offset by softness in the U.S.
- SOREL declines reflect lower Fall '24 wholesale orders, as well as soft consumer demand in DTC.com

CHANNEL PERFORMANCE

WHOLESALE:

↑ **+7%** (+6% c.c.)
$460M

DTC:

↑ **+1%** (+1% c.c.)
$637M

- Wholesale increases driven by a greater proportion of Fall '24 orders shipping in Q4'24 compared to prior year
- DTC B&M +2%, DTC.com -1%

Q4’24 GROSS MARGIN BRIDGE

Q4’24 gross margin expanded 50 bps y/y to 51.1%


50.6%
51.1%
Q4'23
Channel Profitability
Channel & Region Mix
FX
Other
Q4'24

Tailwinds

- **Channel Profitability:** largely reflecting lower closeout sales at improved margins in comparison to Q4’23, as well as favorable input costs and product sales mix

Headwinds

- **FX:** unfavorable effects from foreign currency hedge rates

Q4'24 SG&A BRIDGE VS LAST YEAR

SG&A increased $25.8 million, or 6%



$404.8 M
$430.6 M
Q4'23
Incentive Comp
Omni-Channel
Demand Creation
Supply Chain
Other
Q4'24

Q4'24 SG&A expenses were 39.3% of net sales compared to 38.2% in Q4'23

Primary SG&A Expense Increases

- **Incentive Compensation:** y/y changes in accrued incentive compensation
- **Omni-channel:** higher brick & mortar expenses related to new stores, and store labor expense pressure
- **Demand creation:** represents 6.4% of sales vs. 6.6% in Q4'23
- **Other:** includes higher severance and technology expenses

Primary SG&A Expense Reductions

- **Supply Chain:** lower expenses resulting from normalized inventory levels and supply chain optimization efforts

2024 HIGHLIGHTS

2024 FINANCIAL RESULTS COMPARED TO 2023

$3,369M	50.2%	8.0%	$3.82
-3%	+60 bps	-90 bps	-7%
Net Sales	**Gross Margin**	**Operating Margin**	**Diluted EPS**

2024 Highlights:

- Net sales declines were led by U.S. wholesale, driven by lower Spring and Fall '24 orders. Global wholesale sales were down 7%, while global DTC sales increased 1%.
- The largest drivers of gross margin expansion were favorable inbound freight costs, and, to a lesser extent, favorable channel and region mix shifts, partially offset by higher clearance and promotional activity.
- SG&A increased 2% y/y, primarily driven by increased DTC expenses and incentive compensation costs, partially offset by lower supply chain and marketing expenses.
- There was no impairment of goodwill in 2024, compared to a $25.0 million charge related to prAna in 2023.
- Repurchased $317.8M of common stock during the year.

BALANCE SHEET OVERVIEW

Balance Sheet as of December 31, 2024

Cash, Cash Equivalents, and Short-term Investments

$815M

Cash, cash equivalents and short-term investments totaled $815.5M, compared to $764.5M as of December 31, 2023.

Inventory

-7%

Inventories -7% y/y to $690.5M.

Older season inventories represent a manageable portion of our total inventory mix.



CAPITAL OVERVIEW

2024 Net Cash Flow Provided by Operations

$491M

Net cash flow provided by operating activities was $491.0M, compared to net cash flow provided by $636.3M in 2023.

2024 Capital Expenditures

$60M

Capital expenditures totaled $59.8M compared to $54.6M in 2023.

2024 Share Repurchases

$318M

The Company repurchased 3,962,540 shares of common stock for an aggregate of $317.8M, for an average price per share of $80.19.

Dividends

$0.30

Quarterly dividend ($0.30 per share) – paid on March 21, 2025, to shareholders of record on March 10, 2025.



2025 FINANCIAL OUTLOOK

The Company's 2025 Financial Outlook is forward-looking in nature, and the following forward-looking statements reflect our expectations as of February 4, 2025 and are subject to significant risks and business uncertainties, including those factors described under "Forward-Looking Statements" below. These risks and uncertainties limit our ability to accurately forecast results. This outlook and commentary does not include any potential impacts on the Company as a result of the recent U.S. administration change, other than the direct costs of tariff actions announced on February 1, 2025, or actions we may undertake as we review our cost structure and look to expand the Profit Improvement Plan.

	2025 Financial Outlook	Outlook compared to 2024
Net sales	**$3.40B to $3.47B**	**+1.0% to +3.0%**
Gross margin	**approximately 51%**	**approximately 80 bps expansion**
SG&A percent of net sales	**43.4% to 44.1%**	**50 to 120 bps deleverage**
Operating margin	**7.7% to 8.3%**	**30 bps deleverage to 30 bps leverage**
Effective income tax rate	**24.0% to 25.0%**	**2024 effective tax rate of 25.1%**
Diluted EPS	**$3.80 to $4.15**	**flat to +9%**

2025 FINANCIAL OUTLOOK ASSUMPTIONS

Net sales	Anticipated net sales growth primarily reflect: • DTC up LSD%, Wholesale up LSD% • LAAP up MSD%, EMEA up LSD%, U.S. up LSD%, Canada down LSD% • MHW up MSD%, prAna up MSD%, Columbia up LSD%, SOREL down LSD% • Apparel up LSD%, footwear up LSD% • Foreign currency is expected to have a 140 bps unfavorable impact on full year reported net sales
Gross margin	Anticipated gross margin expansion primarily reflects: • higher channel profitability, primarily related to a healthier inventory position and lower product costs; and • a favorable channel and regional sales mix shift; partially offset by • unfavorable FX hedging rates.
SG&A expenses	Anticipated SG&A expense growth includes: • higher demand creation spend; • higher incentive compensation expenses; and • higher omni-channel spend, including higher DTC expenses to support new stores. Demand creation as a percent of net sales is anticipated to be ~6.5% of net sales, compared to 5.9% of net sales in 2024.
Share count and foreign currency	• The diluted EPS range is based on estimated weighted average diluted shares outstanding of ~56.2M. • Foreign currency is expected to have a $0.30 unfavorable impact on diluted EPS
Cash flow	• Operating cash flow is anticipated to be at least $250M. • Capital expenditures are planned to be between $60M and $80M.
H1'25 outlook	• Net sales of $1,352M to $1,378M, representing an increase of approximately 1% to 3% compared to H1'24. • Operating margin of1.5% to 2.2% of net sales, compared to 1.6% for H1'24. • Diluted EPS is expected to be $0.43 to $0.56, compared to $0.51 for H1'24.
Q1'25 outlook	• Net sales of $749M to $764M, representing a decline of approximately 3% to 1% compared to Q1'24. • Operating margin of 5.4% to 6.0% of net sales, compared to 5.8% for Q1'24. • Diluted EPS is expected to be $0.62 to $0.70, compared to $0.71 for Q1'24.

ACCELERATE GROWTH STRATEGY

ACCELERATE is a consumer-centric growth strategy intended to elevate the Columbia brand to attract younger and more active consumers. It is a multi-year initiative centered around several consumer-centric shifts to our brand, product and marketplace strategies, as well as enhanced ways of working.

Fuel Our Growth	ACCELERATE	Strengthen our Core
Deliver growth with new consumers *Bring new younger, active consumers into the brand*	**CONSUMER**	**Steward core consumer segments** *Continue to serve existing consumers with accessible outdoor essentials*
	BRAND **Elevate consumers' perception of the Columbia brand** *Refreshed creative strategy that brings Columbia's unique brand personality to life*	
Emphasize innovation and style	**PRODUCT** *Streamline assortment with fewer, more powerful collections with clear purpose*	**Deliver durable high-value products**
Create elevated omni-channel brand experiences	**MARKETPLACE** *Activate brand and product strategies by elevating the position of the Columbia brand in the U.S. marketplace*	**Maintain outlet and value-oriented wholesale distribution**
	MARKETING **Deliver integrated full-funnel marketing** *Higher and more efficient demand creation spending ,with more creative and immersive ways to experience the brand*	

2024 PROFIT IMPROVEMENT PLAN RECAP

Operational Cost Savings

- Cost savings related to normalizing inventory levels
- Supply chain transformation
- Enterprise technology cost structure optimization

Organizational Cost Savings

- We completed a reduction-in-force primarily impacting U.S. corporate personnel

Operating Model Improvements

- Streamline decision-making to improve operating efficiency

Indirect Cost Savings

- Strategic sourcing and vendor rationalization on indirect, or non-inventory, spending

Achieved 2024 Savings Target:

~$90M*

**net of $3M-$4M in severance and related costs*

2025+ PROFIT IMPROVEMENT

In response to ongoing SG&A expense and operating profit pressures, the Company is initiating a review of its cost structure. The goal of the review is to pursue additional cost savings, beyond the current $125 to $150 million target, and enhance profitability. Our 2025 outlook does not include any potential impacts from actions we may undertake as we review our cost structure and look to expand the Profit Improvement Plan.

Annualized Cost Savings Target:

>$150M

APPENDIX



FOURTH QUARTER 2024 CONSTANT-CURRENCY RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net Sales Growth - Constant-currency Basis
(Unaudited)

(In thousands, except percentage changes)	Three Months Ended December 31, Reported Net Sales 2024	Adjust for Foreign Currency Translation	Constant-currency Net Sales 2024[1]	Reported Net Sales 2023	Reported Net Sales % Change	Constant-currency Net Sales % Change[1]
Geographical Net Sales:						
United States	$ 682,287	$ —	$ 682,287	$ 689,440	(1)%	(1)%
Latin America and Asia Pacific	187,591	(323)	187,268	174,655	7%	7%
Europe, Middle East and Africa	161,551	(3,919)	157,632	130,743	24%	21%
Canada	65,158	716	65,874	65,156	—%	1%
Total	$ 1,096,587	$ (3,526)	$ 1,093,061	$ 1,059,994	3%	3%
Brand Net Sales:						
Columbia	$ 945,446	$ (3,077)	$ 942,369	$ 891,357	6%	6%
SOREL	97,669	(481)	97,188	116,294	(16)%	(16)%
prAna	22,427	2	22,429	22,826	(2)%	(2)%
Mountain Hardwear	31,045	30	31,075	29,517	5%	5%
Total	$ 1,096,587	$ (3,526)	$ 1,093,061	$ 1,059,994	3%	3%
Product Category Net Sales:						
Apparel, Accessories and Equipment	$ 868,823	$ (2,431)	$ 866,392	$ 823,365	6%	5%
Footwear	227,764	(1,095)	226,669	236,629	(4)%	(4)%
Total	$ 1,096,587	$ (3,526)	$ 1,093,061	$ 1,059,994	3%	3%
Channel Net Sales:						
Wholesale	$ 459,859	$ (3,459)	$ 456,400	$ 428,873	7%	6%
DTC	636,728	(67)	636,661	631,121	1%	1%
Total	$ 1,096,587	$ (3,526)	$ 1,093,061	$ 1,059,994	3%	3%

[1] Constant-currency net sales is a non-GAAP financial measure. See "References to Non-GAAP Financial Information" above for further information.

TWELVE MONTHS FREE CASH FLOW RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net cash provided by (used in) operating activities to free cash flow
(Unaudited)

	Year Ended December 31,	
(In millions)	2024	2023
Net cash provided by (used in) operating activities	$ 491.0	$ 636.3
Capital expenditures	(59.8)	(54.6)
Free cash flow	$ 431.2	$ 581.7

Columbia

SOREL

MOUNTAIN HARD WEAR

prAna